UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2010
CALAVO GROWERS, INC.
(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
1141-A Cummings Road, Santa Paula, California 93060
(Address of Principal Executive Offices) (Zip Code)
(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: (805) 525-1245
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     Calavo Growers, Inc. (“Calavo”), Calavo Salsa Lisa, LLC (“Calavo Salsa Lisa”), Lisa’s Salsa Company (“LSC”) and Elizabeth Nicholson and Eric Nicholson, entered into an Asset Purchase and Contribution Agreement, dated February 8, 2010 (the “Acquisition Agreement”), which sets forth the terms and conditions pursuant to which Calavo acquired a 65 percent ownership interest in newly created Calavo Salsa Lisa which acquired substantially all of the assets of LSC on February 8, 2010. Elizabeth Nicholson and Eric Nicholson, through LSC, hold the remaining 35 percent ownership of Calavo Salsa Lisa. LSC is a respected regional producer in the upper Midwest of Salsa Lisa refrigerated salsas. The Acquisition Agreement provides, among other things, that as a result of the Acquisition Agreement, Calavo made an initial purchase price payment in the aggregate amount of $400,000. Calavo made the initial payment on February 8, 2010.
     Based upon the performance of Calavo Salsa Lisa during each of its first seven fiscal years, beginning with the fiscal year ending October 31, 2010 and concluding with the fiscal year ending October 31, 2016, Calavo may pay earn-out payments to LSC up to an aggregate amount of $3,000,000.
     The annual earn-out payments of $1,000,000 to be made by Calavo will occur if and when Calavo Salsa Lisa has reached the milestone of annual net sales in excess of $30,000,000, $40,000,000 and $50,000,000, respectively. More than one of the earn-out payment milestones may be met in a particular fiscal year, but an earn-out payment shall only be made once per earn-out payment milestone, and in no event shall more than an aggregate of $3,000,000 in earn-out payments be made.
     Calavo has an option, exercisable at any time during the next eighty-one months to purchase LSC’s 35% ownership interest in Calavo Salsa Lisa for $5,000,000. The operations of Calavo Salsa Lisa are governed by an Amended and Restated Limited Liability Company Agreement dated February 8, 2010.
     On February 9, 2010, Calavo issued a press release announcing the completion of the transactions described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

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Item 9.01. Financial Statements and Exhibits.

99.1	Press release dated February 9, 2010 of Calavo Growers, Inc.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
February 12, 2010	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

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